UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2013
____________________

ROI ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 825-0400

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Event.

On March 28, 2013, ROI Acquisition Corp. (the “Company”) issued a press release announcing that it has established a record date for the special meeting in lieu of the 2013 annual meeting of its stockholders and the special meeting of its public warrantholders to consider and vote upon several proposals related to the prospective business combination (the “Business Combination”) in which the Company will acquire EveryWare Global, Inc. (“EveryWare”). Holders of record of the Company’s common stock and public warrants at the close of business on April 15, 2013 will be entitled to notice of the special meeting in lieu of the 2013 annual meeting of stockholders and the special meeting of public warrantholders, respectively, and to vote at the special meeting in lieu of the 2013 annual meeting of stockholders and the special meeting of public warrantholders (and any adjournments or postponements thereof), respectively.

Additional Information About the Business Combination and Where to Find It

The Company has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement in connection with the Business Combination and will mail a definitive proxy statement and other relevant documents to its stockholders and public warrantholders.  The Company’s stockholders, public warrantholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ and public warrantholders’ meetings to be held to, among other things, approve the Business Combination because the proxy statement will contain important information about the Company, EveryWare and the Business Combination. The definitive proxy statement will be mailed to stockholders and public warrantholders of record of the Company as of April 15, 2013. Stockholders and public warrantholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: ROI Acquisition Corp., 601 Lexington Avenue, 51st Floor, New York, New York 10022, Attn.: Joseph A. De Perio, President.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders and public warrantholders with respect to the Business Combination. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s preliminary proxy statement for the Business Combination, which has been filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1*	Press Release, dated March 28, 2013.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROI Acquisition Corp.

Dated: March 28, 2013	By:	/s/ Thomas J. Baldwin
Name: Thomas J. Baldwin
Title: Chairman and Chief Executive Officer

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press Release, dated March 28, 2013.

*	Filed herewith.